UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2008

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

On April 4, 2008, The Amacore Group, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report the acquisition of US Health Benefits Group, Inc., a Florida corporation (“US Health”), US Healthcare Plans, Inc., a Florida corporation (“US Healthcare”), On the Phone, Inc., a Florida corporation (together with US Healthcare, the “Combined Affiliates”). This amendment is being filed to amend and supplement Item 9.01 of the Original Form 8-K to include the consolidated financial statements of US Health and its Combined Affiliates and the unaudited pro forma financial information required by Item 9.01of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i)
The audited balance sheets of  US Health Benefits Group, Inc. and its Combined Affiliates as of December 31, 2007 and December 31, 2006, and the related statements of income, stockholder’s equity and cash flows for the fiscal years ended December 31, 2007 and 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(ii)
The unaudited balance sheet of US Health Benefits Group, Inc. and its Combined Affiliates as of March 31, 2008, and the related statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 and the unaudited pro forma combined statements of income for the three months ended March 31, 2008 and for the fiscal year ended December 31, 2007 for The Amacore Group, Inc. are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.		Description
2.1
Stock Purchase Agreement between the Company, US Health Benefits Group, Inc., US Healthcare Plans, Inc., On the Phone, Inc. and stockholders, dated March 31, 2008 (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 4, 2008).

2.2
Addendum to Stock Purchase Agreement between the Company, US Health Benefits Group, Inc., US Healthcare Plans, Inc., On the Phone, Inc. and stockholders, dated April 3, 2008 (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 4, 2008).

99.1		Press Release (furnished by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2008).
99.2	*
Audited balance sheets of US Health Benefits Group, Inc. and its Combined Affiliates as of December 31, 2007 and December 31, 2006, and the related statements of income, stockholder’s equity and cash flows for the fiscal years ended December 31, 2007 and 2006.

99.3	*
Unaudited balance sheet of US Health Benefits Group, Inc. and its Combined Affiliates as of March 31, 2008, and the related statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007

99.4	*
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 and the unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2008 and for the fiscal year ended December 31, 2007 for The Amacore Group, Inc.

	*	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: June 16, 2008	By:	/s/ Howard Knaster
Name: Howard Knaster
Title: President – US Health Benefits Group

Date: June 16, 2008	By:	/s/ Giuseppe Crisafi
Name: Giuseppe Crisafi
Title: Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.		Description
2.1
Stock Purchase Agreement between the Company, US Health Benefits Group, Inc., US Healthcare Plans, Inc., On the Phone, Inc. and stockholders, dated March 31, 2008 (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 4, 2008).

2.2
Addendum to Stock Purchase Agreement between the Company, US Health Benefits Group, Inc., US Healthcare Plans, Inc., On the Phone, Inc. and stockholders, dated April 3, 2008 (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 4, 2008).

99.1		Press Release (furnished by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 2, 2008).
99.2	*
Audited balance sheets of US Health Benefits Group, Inc. and its Combined Affiliates as of December 31, 2007 and December 31, 2006, and the related statements of income, stockholders' equity and cash flows for the fiscal years ended December 31, 2007 and 2006.

99.3	*
Unaudited balance sheet of US Health Benefits Group, Inc. and its Combined Affiliates as of March 31, 2008, and the related statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007.

99.4	*
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 and the unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2008 and for the fiscal year ended December 31, 2007 for The Amacore Group, Inc.

	*	Filed electronically herewith